UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 31, 2017

Everspin Technologies, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-37900	26-2640654
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1347 N. Alma School Road

Suite 220

Chandler, Arizona 85224

(Address of principal executive offices, including zip code)

(480) 347-1111

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

Sublease

On March 10, 2017, the Sublease Agreement dated January 31, 2017 (the “Sublease Agreement”) by and between Everspin Technologies, Inc. (the “Company”) and NXP USA, Inc. (“NXP”) became effective, whereby the Company agreed to sublease approximately 6,560 square feet of laboratory space in Chandler, Arizona. The intial term of the sublease is through January 31, 2022, with a renewal option for an additional 32 months, provided that the master lease is still in effect. The aggregate rent expense under the lease, as amended below, is $871,000.

The Company entered into a First Amendment to Sublease Agreement with NXP on February 13, 2017, and a Consent of Landlord to Amendment to Sublease with NXP and VWP-BV CM 5670, LLC (“Landlord”) on March 10, 2017 (the “First Amendment”) to sublease an additional 3,463 square feet of space.

The Company entered into a Second Amendment to Sublease Agreement with NXP on March 2, 2017, and a Consent of Landlord to Sublease with NXP and Landlord on March 10, 2017 (the “Second Amendment,” together with the Sublease Agreement and the First Amendment, the “Sublease Agreements”) to , among other things, clarify that the Company’s renewal option is conditioned upon the master lease being in full force and effect and to replace in its entirety the Consent of Landlord to Sublease attached to the Sublease Agreement.

The foregoing descriptions of the Sublease Agreements are summaries, are not complete, and are qualified in their entirety by the terms and conditions of the actual Sublease Agreements, which are attached hereto as Exhibits10.1, 10.2 and 10.3 and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1	Sublease Agreement, dated January 31, 2017, by and between the Company and NXP USA, Inc. and Consent to of Landlord to Sublease, dated March 10, 2017, by and among the Company, NXP USA, Inc. and VWP-BV CM 5670, LLC.

10.2	First Amendment to Sublease Agreement, dated February 13, 2017, by and between the Company and NXP USA, Inc. and Consent to of Landlord to Amendment to Sublease, dated March 10, 2017, by and among the Company, NXP USA, Inc. and VWP-BV CM 5670, LLC.

10.3	Second Amendment to Sublease Agreement dated March 2, 2017, by and between the Company and NXP USA, Inc. and Consent to of Landlord to Sublease, dated March 10, 2017, by and among the Company, NXP USA, Inc. and VWP-BV CM 5670, LLC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Everspin Technologies, Inc.

Dated: March 28, 2017

	By:	/s/ Phillip LoPresti
Phillip LoPresti
President and Chief Executive Officer

INDEX TO EXHIBITS

Exhibit No.	Description

10.1	Sublease Agreement, dated January 31, 2017, by and between the Company and NXP USA, Inc. and Consent to of Landlord to Sublease, dated March 10, 2017, by and among the Company, NXP USA, Inc. and VWP-BV CM 5670, LLC.

10.2	First Amendment to Sublease Agreement, dated February 13, 2017, by and between the Company and NXP USA, Inc. and Consent to of Landlord to Amendment to Sublease, dated March 10, 2017, by and among the Company, NXP USA, Inc. and VWP-BV CM 5670, LLC.

10.3	Second Amendment to Sublease Agreement dated March 2, 2017, by and between the Company and NXP USA, Inc. and Consent to of Landlord to Sublease, dated March 10, 2017, by and among the Company, NXP USA, Inc. and VWP-BV CM 5670, LLC.